UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

CAMCO FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 Wheeling Avenue, Cambridge, Ohio	43725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 435-2020

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 24, 2011, Camco Financial Corporation held its Annual Stockholders’ Meeting. During the Annual Meeting, Mr. James E. Huston, Camco’s Chief Executive Officer, presented a power point that discussed Camco’s historical performance and its evaluation of a broad range of strategic alternatives to increase capital levels, including a hypothetical example of one capital-raising alternative. The power point presentation is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Power Point from Stockholders’ Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By: /s/ James E. Huston
James E. Huston
Chief Executive Officer

Date: May 25, 2011